Related party transactions	12 Months Ended
Dec. 31, 2019
Related party transactions
Related party transactions

25. Related party transactions

Related parties include members of the Board of Directors and the Executive Management of the Group. The following transactions were carried out with related parties:

Key management compensation	2019	2018	2017
Salaries, other short‑term employee benefits and post-employment benefits	1,156,427	522,163	133,180
Consulting fees	364,535	577,078	737,685
Share‑based compensation	1,434,190	2,019,430	595,835
	2,955,152	3,118,671	1,466,700

The Group has revised the 2018 share-based compensation reported in this note to reflect actual shared based compensation expense recorded in the consolidated statements of loss of the year, rather than the total fair value at the grant date, as previously disclosed in 2018.

Salaries, other short-term employee benefits and post-employment benefits relate to members of the Board of Directors and Executive Management who are employed by the Group. In 2019, consulting fees relate solely to Roger Mills, a member of the Executive Management who delivers his services to the Group under a consulting contract. In 2018, consulting fees are related to Roger Mills as well as Tim Dyer who delivered his consulting services through TMD Advisory Ltd (“TMDA”) until October 31, 2018. TMDA invoiced the Group for the rent of administrative premises, CHF 26,682 in 2018  (CHF 22,536 in 2017 and nil in 2019), whilst the Group invoiced accounting services to TMDA of CHF 49,606 in 2018 (CHF 34,978 in 2017 and nil in 2019) recorded in other income. The Group has a net payable to the Board of Directors and Executive Management of CHF 176,089 at December 31, 2019 (2018: CHF 169,486) and a net receivable of CHF 6,087 at December 31, 2017. In addition, the Group has a net payable to TMDA of CHF 116,994 at December 31, 2018 (2017: 176,640) for consulting services and a net receivable of CHF 82,589 (2017: 82,589) for invoiced administrative services.